UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2026

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2026, The Children’s Place, Inc. (the “Company”) granted a one-time cash retention award in the amount of $550,000 (the “Retention Award”) to the Company’s Chief Financial Officer, John Szczepanski, pursuant to a letter agreement (the “Retention Letter”) setting forth the terms and conditions of such Retention Award.

The Retention Award, less any necessary deductions, is payable on the next administratively practicable payroll date following the effective date of the Retention Letter (the “Effective Date”) and will vest on the six-month anniversary of the Effective Date, provided Mr. Szczepanski remains employed in good standing through such date. Mr. Szczepanski will be required to repay the Retention Award in the event his employment is terminated by the Company for “cause” (as defined in the Retention Letter), he retires or resigns for any reason, or he otherwise ceases to remain employed in good standing before the Retention Award is earned. Such repayment obligation will no longer apply in the event Mr. Szczepanski experiences a termination of employment by the Company without “cause,” subject to the effectiveness of a release of claims in favor of the Company.

The above description is a summary of the terms of the Retention Letter and is subject to and qualified in its entirety by the terms of the Retention Letter, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending October 31, 2026.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 104	Cover Pages Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026

THE CHILDREN’S PLACE, INC.

By:	/s/ Kenneth Li
Name:	Kenneth Li
Title:	General Counsel & Corporate Secretary

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